UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 6, 2022

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-37976	Southwest Gas Holdings, Inc. 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	Delaware	81-3881866
001-07850	Southwest Gas Corporation 8360 S. Durango Drive Post Office Box 98510 Las Vegas, Nevada 89193 (702) 876-7237	California	88-0085720

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Southwest Gas Holdings, Inc:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange
Southwest Gas Corporation:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2022, Southwest Gas Holdings, Inc. (“SWX”) and Southwest Gas Corporation (“SWG” and together with SWX, “Southwest”) entered into a severance agreement and general release (the “Separation Agreement”), effective June 11, 2022, with John P. Hester, Southwest’s former President and Chief Executive Officer, who had previously retired from his positions with Southwest on May 5, 2022 (the “Separation Date”). Mr. Hester’s retirement was previously disclosed in Southwest’s Current Report on Form
8-K
filed on May 10, 2022.
Pursuant

to the Separation Agreement, in consideration for a general release of claims and other covenants, Mr. Hester will receive (i) a lump sum payment in the aggregate amount of $2,458,714, representing approximately 13 months of his base salary, his 2022 target annual incentive award under the Southwest Gas Holdings, Inc. Management Incentive Plan and costs of COBRA premiums for 18 months; (ii) all outstanding equity awards held by Mr. Hester will be settled in accordance with the terms of the applicable award agreement; and (iii) reimbursement up to $15,000 for legal fees. In addition, Mr. Hester will receive distributions under Southwest’s Executive Deferred Compensation Plan, the Supplemental Employee Retirement Plan, the Retirement Plan for Employees of Southwest Gas Corporation and the Southwest Gas Corporation Employee Investment Plan in accordance with the terms of the applicable plan.
In addition, pursuant to the Separation Agreement, Mr. Hester will provide litigation assistance in the defense of any actions brought by any third party against Southwest and its affiliates for up to 50 hours per year in each of the next three years. Mr. Hester will be compensated at an hourly rate of $525 for such services (but not for time spent testifying in court or in an arbitration hearing)
.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

Date: June 9, 2022	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/Corporate Secretary/Legal Counsel

SOUTHWEST GAS CORPORATION

Date: June 9, 2022	/s/ Thomas E. Moran
Thomas E. Moran
Vice President/Corporate Secretary